                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                     VANGUARD INDEX TRUST -- 500 PORTFOLIO


1. Average Annual Total Return (As of June 30, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +25.87%
           N =   1
         ERV =   $1,258.72*
     Five Year
           P =   $1,000
           T =   +15.51%
           N =   5
         ERV =   $2,056.72*
      Ten Year
           P =   $1,000
           T =   +13.49%
           N =   10
         ERV =   $3,545.56*


    *Adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended June 30, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
     Example     a = $43,169,047.15
                 b = $3,814,979.20
                 c = 370,640,076.348
                 d = $62.89
             Yield = 2.04%

               VANGUARD INDEX TRUST -- EXTENDED MARKET PORTFOLIO


1. Average Annual Total Return (As of June 30, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
       -------
           P =   $1,000
           T =   +25.58%
           N =   1
         ERV =   $1,255.78*
     Five Year
       -------
           P =   $1,000
           T =   +17.05%
           N =   5
         ERV =   $2,196.77*
      Ten Year
       -------
           P =   $1,000
           T =   +15.25%
           N =   since inception 12/21/87
         ERV =   $3,352.40*


    *Adjusted for $10 account maintenance fee and .50% portfolio transaction fee.


2. YIELD (30 Days Ended June 30, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
     Example     a = $2,401,831.19
                 b = $400,967.00
                 c = 73,079,621.740
                 d = $26.26
             Yield = 1.26%

              VANGUARD INDEX TRUST -- TOTAL STOCK MARKET PORTFOLIO


1. Average Annual Total Return (As of June 30, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
   EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +25.25%
           N =   1
         ERV =   $1,252.49**
     Five Year
       -------
           P =   $1,000
           T =   +15.40%
           N =   *
         ERV =   $1,818.27**


     * Since inception March 16, 1992.
    ** Adjusted for $10 account maintenance fee and .25% portfolio transaction fee.


2. YIELD (30 Days Ended June 30, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
     Example     a = $3,599,062.62
                 b = $399,006.00
                 c = 135,716,734.011
                 d = $16.39
             Yield = 1.73%

                    VANGUARD INDEX TRUST -- VALUE PORTFOLIO


1. Average Annual Total Return (As of June 30, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +24.72%
           N =   1
         ERV =   $1,247.18**
     Five Year
       -------
           P =   $1,000
           T =   +15.57%*
           N =   *
         ERV =   $1,807.73**


     * Since inception November 2, 1992.
    ** Adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended June 30, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
     Example     a = $1,740,729.28
                 b = $121,401.00
                 c = 47,451,509.343
                 d = $15.67
             Yield = 2.63%

                    VANGUARD INDEX TRUST -- GROWTH PORTFOLIO


1. Average Annual Total Return (As of June 30, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +27.02%
           N =   1
         ERV =   $1,270.16**
     Five Year
       -------
           P =   $1,000
           T =   +14.74%
           N =   *
         ERV =   $1,653.89**


     * Since inception November 2, 1992.
    ** Adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended June 30, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
     Example     a = $682,568.15
                 b = $81,399.00
                 c = 32,426,590.584
                 d = $15.40
             Yield = 1.45%

                      SMALL CAPITALIZATION STOCK PORTFOLIO
           (FORMERLY VANGUARD SMALL CAPITALIZATION STOCK FUND, INC.)


1. Average Annual Total Return (As of June 30, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
   EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +23.96%
           N =   1
         ERV =   $1,239.58*
     Five Year
       -------
           P =   $1,000
           T =   +17.73%
           N =   5
         ERV =   $2,262.00*
      Ten Year
       -------
           P =   $1,000
           T =   +9.39%
           N =   10
         ERV =   $2,453.49*


    *Adjusted for $10 account maintenance fee and 1% portfolio transaction fee.


2. YIELD (30 Days Ended June 30, 1996)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
     Example     a = $1,906,110.56
                 b = $297,045.00
                 c = 69,399,626.439
                 d = $20.58
             Yield = 1.36%